Exhibit 10.1

COMMERCIAL PAPER/CERTIFICATES OF DEPOSIT

ISSUING AND PAYING AGENT AGREEMENT

(Book‑Entry Obligations Using DTC)

THIS AGREEMENT (this “Agreement”) dated as of May 13, 2016 (the “Effective Date”) is entered into by and between Avangrid, Inc. (the “Issuer”) with offices at 70 Farm View Drive, New Gloucester, ME 04260 and Bank of America, National Association (the “Bank”) with offices at 135 South LaSalle Street, IL4-135-05-07, Chicago, IL 60603.

Section 1.        Appointment

The Issuer requests and hereby appoints the Bank to act on a non-exclusive basis as agent for the Issuer in connection with the issuance and payment of unsecured book‑entry obligations (each, a “Book-entry Obligation”) as evidenced by Master Note (the “Note Certificate(s)” and, together with the Book-entry Obligations, the “Obligations”) in the form appended hereto in Exhibit A.  The Bank hereby agrees to act as agent for the Issuer, subject to the provisions of this Agreement, beginning on the Effective Date. The Book-entry Obligations may be placed by dealers (the “Dealers”) pursuant to Section 5 hereof.  The Issuer will promptly notify the Bank of the appointment or resignation of any Dealer.

Section 2.        Certificate Agreement

The Issuer acknowledges that the Bank has entered into with The Depository Trust Company (“DTC”) the commercial paper certificate agreement attached hereto as Exhibit B (the “Certificate Agreement”). The Certificate Agreement is hereby incorporated by reference herein and made a part hereof. The Issuer acknowledges and agrees that the continued effectiveness of the Certificate Agreement is a condition precedent to the Bank acting as agent hereunder and providing services related to the Obligations.

Section 3.         Letter of Representations; Certificate of Authorized Persons

a. The Bank and the Issuer agree to comply with the relevant portions of DTC’s Commercial Paper Issuing and Paying Agent Manual, and the DTC Same Day Settlement System Rules (collectively the “DTC Rules”).  The Issuer understands that as one of the conditions of its participation in the DTC, it shall be necessary for the Issuer and the Bank to enter into a Letter of Representations, attached hereto as Exhibit C, and for DTC to receive and accept such Letter of Representations.

b. The Issuer has delivered to the Bank a certificate (as may be amended from time to time, the “Certificate of Authorized Persons”), a copy of which is appended hereto as Exhibit D, containing the name, title, contact details, and true signature of each officer of the Issuer or other person duly authorized to take action on behalf of the Issuer with respect to the Obligations (each an “Authorized Person” and, collectively, the “Authorized Persons”).  The Issuer agrees to promptly provide a revised Certificate of Authorized Persons to the Bank in the event that the Authorized Persons of the Issuer change.

c. The Issuer agrees that the Bank shall not be liable for the Bank’s action or inaction in reliance on the Certificate of Authorized Persons at any time, including any inaccurate Certificate of Authorized Persons for which a copy of an accurate replacement Certificate of Authorized Persons has not been provided by the Issuer to the Bank.

Section 4.        Master Note

a. The Issuer will, prior to the Effective Date, deliver to the Bank a Note Certificate registered in the name of Cede & Co., a nominee of DTC, evidencing the Obligations.  The Note Certificate shall bear the manual or facsimile signatures of one or more Authorized Persons and specify the date of issuance (the “Issue Date”), the full legal name of the Issuer, and the name of the bank acting as paying agent for the Issuer.

b. Any Obligation (as evidenced by the Note Certificate) shall, upon the Bank’s issuance of such Obligation in compliance with the terms of this Agreement on behalf of the Issuer, bind the Issuer notwithstanding that one or both of such Authorized Persons providing the Instructions for issuance of the Obligation are no longer Authorized Persons on the date such Obligation is issued by the Bank.  Furthermore, the Issuer agrees that the Bank shall have no duty or responsibility to determine the genuineness of the facsimile and/or manual signatures appearing on any document, including but not limited to any Instructions or the Note Certificate, if such facsimile or manual signature reasonably resembles the corresponding specimen signature of an Authorized Person listed on the most recent Certificate of Authorized Persons provided by the Issuer to the Bank.

Section 5.        Instructions

a. The term “Instructions” shall mean a communication, purporting to be from an Authorized Person, in the form of:

(i)	a transmission through an instruction and reporting communication service (“IPASS”) offered by the Bank pursuant to Section 10 hereof;
(ii)

any direction from the Issuer or their Dealers delivered electronically in accordance with standard practices in the financial services industry, including Instructions delivered via Depository Trust & Clearing Corporation Pre-Issuance Messaging (DTC PIM) system; or

(iii)	a written notice, including a written notice transmitted by facsimile or e-mail, which bears or purports to bear the signature of an Authorized Person

b. Instructions transmitted over IPASS or DTC PIM system, including Instructions from Dealers,  shall be deemed conclusive evidence that such Instructions are correct and complete and that the issuance specified in such Instructions has been duly authorized by an Authorized Person.  The Bank shall not be liable for rejecting Instructions as a result of inaccurate IDs or Passwords indicated thereon.

c. Instructions may be given at any time prior to 1:00 PM New York Time on the day on which the Instructions are to be operative; provided that any Instructions received on a day on which the Bank is not open for business, will be operative, as appropriate, on the next succeeding day on which the Bank is open for business.  If the Bank, in its sole discretion, acts upon Instructions transmitted after 1:00 PM New York Time on the day on which the Instructions are to be operative, the Issuer understands and agrees that (i) such Instructions shall be acted upon, on a reasonable efforts basis, by the Bank pursuant to the custom and practice of the commercial paper market, and (ii) the Bank makes no representations or warranties that the issuance and delivery of any Note or Obligation pursuant to Section 6 shall be completed prior to the close of business on the Issue Date specified in the applicable Instructions.

Section 6.        Issuance

a. The Bank’s sole duties in connection with the issuance of the Book-entry Obligations represented by the Note Certificate shall be as follows:

(i) to maintain a record of the outstanding Note Certificate on IPASS;

(ii) following receipt of applicable Instructions, to assign a CUSIP number to each Obligation to be issued;

(iii) following receipt of applicable Instructions that set forth the face or principal amount, net dollar amount, Issue Date, maturity date, interest rate (if any), and amount of interest due at maturity date, and the applicable discount amount (if any), for an Obligation, to cause delivery of such Obligation on behalf of the Issuer by way of data entry or data transfer to the DTC Same Day Funds Settlement System (“SDFS”), and to receive from SDFS a confirmation receipt that delivery of such Obligation was effected; and

(iv) prior to the close of business on each Issue Date, to credit in immediately available funds the net proceeds of all delivered Obligations to the Issuer’s account with the Bank (full instructions to be provided).

prior to the close of business on each Issue Date, to credit in immediately available funds the net proceeds of all delivered Obligations according to the Issuer’s standing instruction signed by an Authorized Person, attached hereto as Exhibit F.

b.

(i) The Issuer acknowledges that (A) the delivery of an Obligation against payment (i.e., the principal amount of the Obligation less the discount specified in the Instructions or the principal amount of an interest bearing Obligation) and the actual receipt of payment thereof are not simultaneous transactions and (B) the purchaser of an Obligation is obligated to settle its purchase of such Obligation in immediately available funds on the Issue Date for such Obligation.  The Issuer, and not the Bank, shall bear the risk of such purchaser’s failure to remit the net amount of the Obligation.

(ii) The Bank shall have no duty or responsibility to transfer to the Issuer any amounts from the sale of an Obligation, or to advance to the Issuer any monies or otherwise provide any credit to the Issuer with respect to such proceeds or transfers, unless and until (A) the Bank actually receives the proceeds of the sale of such Obligation and (B) the Bank’s receipt of such proceeds is not subject to reversal or cancellation.

Section 7.        Payment

a. The Issuer shall provide or cause to be provided Instructions to the Bank regarding payment of Obligations at maturity.  The Bank’s sole duty in connection with payment of the Obligations at maturity shall be to pay the principal amount of the Obligation or principal plus interest of an interest-at-maturity Obligation, in each case as specified in the applicable Instructions.

b. The Bank shall not make a payment with respect to any maturing Obligation of the amount referred to in this Section 7 unless immediately available funds in the amount to be paid in respect of such Obligation have been received by the Bank prior to 2:00 PM New York Time on the applicable maturity date, unless otherwise agreed in writing with the Bank, in accordance with the following instructions: ABA routing number: _________. GL Account Number: __________, FFC _________ and Beneficiary Customer information and such funds are not subject to reversal or cancellation.  No liability shall attach to the Bank if there are insufficient funds to make a payment in whole or in part.

c. The Issuer shall provide or cause to be provided Instructions to the Bank regarding any specified interim interest payment.  The Bank shall update IPASS with base rate information from the Issuer or publications of London interbank offered rate (‘‘LIBOR’’) or federal funds rate, and the Bank shall not be liable for any error resulting from reliance on base rate information. The Bank’s sole duty in connection with the interim interest payments shall be to pay the applicable interest payment as specified in the applicable Instructions, to the account specified in such Instructions.

d. The Bank shall not make an interim interest payment unless Instructions are received prior to 10:30 AM New York Time on the payment date and immediately available funds are received by the Bank to the account detailed in Section 7b prior to 2:00 PM New York Time.  Should available funds not be received by the Bank prior to 2:00 PM New York Time the afore mentioned interest payment shall be cancelled at DTC. If the Bank acts upon Instructions transmitted after 10:30 AM New York Time, the Issuer understands and agrees (i) such Instructions shall be acted upon, on a reasonable efforts basis, by the Bank pursuant to the custom and practice of the commercial paper market, and (ii) the Bank makes no representations or warranties that the interim interest payment pursuant to Section 7 shall be completed prior to the close of business on the date specified in the applicable Instructions.

Section 8.        United States Dollars

The Issuer agrees that the Obligations issued or presented hereunder shall be denominated solely in United States Dollars.  The Issuer further agrees that payment of any and all amounts due pursuant to the provisions of this Agreement shall be made solely in United States Dollars.

Section 9.        No Agency or Trust and No Implied Duties

a. The Bank shall have no obligations under this Agreement towards, or any relationship of agency or trust with, any Purchaser and shall only be obligated to perform the duties of the Bank set out specifically in this Agreement.  The Bank shall have no implied duties or obligations under this Agreement.

b. The Bank shall not be under any obligation to take any action hereunder through which the Bank may incur any expense or liability, the prompt payment of or indemnification for which is not, in its opinion, assured.

Section 10.        Issuing and Paying Agent Servicing System (IPASS)

a. Upon receipt of a completed IPASS Enrollment Form in the form of Exhibit E attached hereto, the Bank hereby grants the Issuer and each Authorized Person access to IPASS for the limited purposes set forth herein until the termination of this Agreement in accordance with Section 14.

The Issuer and each Authorized Person will be permitted to access IPASS for the purposes of transmitting Instructions to the Bank or obtaining a record of the Note Certificate with respect to the Obligations.

b. The Issuer acknowledges that under IPASS, each Obligation (and the Note Certificate, if any, related thereto) shall remain subject to applicable laws, regulations, rules and the provisions hereof.  The Bank shall be entitled to limit or restrict the Issuer’s or any Authorized Person’s use of IPASS as the Bank deems necessary or desirable in its sole discretion.  The Issuer acknowledges and agrees that it and each Authorized Person shall be permitted to access information through IPASS only for those Obligations that it is authorized to access and no other Obligation.  Each Authorized Person shall be limited in its access rights to IPASS to the same extent of the Issuer, and no Authorized Person shall be permitted to access a broader scope of information about an Obligation than the Issuer may access at such time.

c. Except as set forth in this Section 10, with respect to any agreement between the Issuer and its Authorized Persons, the Issuer shall acquire no title, ownership or sublicensing rights whatsoever in IPASS or in any trade secret, trademark, copyright or patent of the Bank now or to become applicable to IPASS.  The Issuer may not transfer, sublicense, assign, rent, lease, convey, modify, translate, convert to a programming language, decompile, disassemble, recirculate, republish or redistribute IPASS for any purpose.

d. The Issuer shall ensure the security and confidentiality of all identification numbers (“IDs”) and passwords (“Passwords”) to access IPASS, whether issued to the Issuer or any Authorized Person by the Bank, and whether chosen by the Issuer, any Authorized Person or the Bank.  The Issuer agrees not to share, transfer, disclose, make available or otherwise provide access to the Issuer’s IDs and Passwords to any person who is not an Authorized Person.  The Issuer is responsible for all access and activity conducted, including the sending of Instructions, using all IDs and Passwords permitting access to IPASS.  The Issuer shall immediately notify the Bank in writing, (i) if the Issuer discovers or has received notice that an ID or Password has been compromised by actual or suspected unauthorized use, loss, disclosure, access or acquisition, (ii) if the Issuer suspects or discovers unauthorized access to or use of IPASS for any reason, or (iii) when an Authorized Person, with a unique ID and Password, is no longer permitted access to IPASS.  The Issuer shall take all necessary and advisable corrective actions, and shall cooperate fully with the Bank to prevent, mitigate or rectify any unauthorized activity involving an ID or Password or IPASS.

The Issuer agrees to indemnify the Bank in accordance with Section 13 against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it in any way relating to or arising out of resulting from the failure of the Issuer or any of its Authorized Persons to maintain security and confidentiality of the applicable IDs and Passwords.

e. The Issuer agrees that use of IPASS is subject to the terms of this Agreement (the “Terms”), as they may be amended, and applicable laws and regulations.  The Terms are binding on the Issuer (including the Issuer’s employees, agents and successors) and each Authorized Person.  The Bank may add, remove or modify the information available on IPASS at any time without prior notice.  The Issuer acknowledges that IPASS may be unavailable to the Issuer from time to time, as necessary.

f. IPASS may be used to access copies of the Note Certificate.  The Issuer acknowledges that any printed version of the Note Certificate is merely a copy and is not, and shall not be considered by the Issuer or any Authorized Person to be, the official Note Certificate.  The Bank shall not be liable for the completeness, correctness, accuracy, adequacy, usefulness, timeliness, reliability or otherwise of the Note Certificate or any information accessed through IPASS regarding an Obligation.

g. IPASS AND ALL INFORMATION, SERVICES, SOFTWARE AND OTHER MATERIALS PROVIDED THROUGH IPASS ARE PROVIDED “AS IS” AND “AS AVAILABLE” WITHOUT ANY EXPRESS OR IMPLIED WARRANTY OF ANY KIND.  THE BANK AND ITS SUPPLIERS SPECIFICALLY DISCLAIM ALL WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OF INTELLECTUAL PROPERTY, QUALITY OR FITNESS FOR ANY PARTICULAR PURPOSE.  THE ISSUER’S USE OF IPASS AND ALL INFORMATION, SERVICES, SOFTWARE AND OTHER MATERIALS PROVIDED THROUGH IPASS IS AT ITS OWN DISCRETION AND RISK.

THE BANK DOES NOT GUARANTEE SECURITY OF IPASS OR PREVENTION FROM LOSS OF, ALTERATION OF, OR IMPROPER ACCESS TO THE ACCOUNT INFORMATION OR DATA.  THE BANK MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, RELATING TO OR RESULTING FROM THE USE OF OR INABILITY TO USE IPASS, MISTAKES, OMISSIONS, SERVICE INTERRUPTIONS, DELETION OF FILES, LOSS OR MODIFICATION OF CONTENT OR DATA, ERRORS, DEFECTS, MISDELIVERIES, DELAYS IN OPERATION OR TRANSMISSION OR ANY FAILURE OF PERFORMANCE, WHETHER OR NOT LIMITED TO CIRCUMSTANCES BEYOND ITS CONTROL, COMMUNICATION FAILURE, THEFT, DESTRUCTION OR UNAUTHORIZED USE, ACCESS TO OR ACQUISITION OF ANY SERVER, RECORDS, PROGRAMS OR SERVICES.

THE ISSUER UNDERSTANDS THAT THE BANK MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE OF THE INFORMATION AVAILABLE THROUGH IPASS IN TERMS OF ITS COMPLETENESS, CORRECTNESS, ACCURACY, ADEQUACY, USEFULNESS, TIMELINESS, RELIABILITY OR OTHERWISE.  THE ISSUER FURTHER UNDERSTANDS THAT INFORMATION OBTAINED BY THE ISSUER THROUGH IPASS MAY (I) INCLUDE TECHNICAL INACCURACIES OR TYPOGRAPHICAL ERRORS OR (II) BE PREPARED WITH, OR BASED ON, INFORMATION RECEIVED FROM ONE OR MORE THIRD PARTIES.  THE ISSUER AGREES THAT IT WILL INDEPENDENTLY VERIFY ALL INFORMATION IT OR ANY AUTHORIZED PERSON OBTAINS THROUGH IPASS BEFORE RELYING ON IT AND THAT THE BANK SHALL NOT BE LIABLE FOR, OR FOR THE RESULT OF, ANY DECISIONS MADE BY THE ISSUER BASED ON SUCH INFORMATION.

Section 11.        Representations and Warranties

The Issuer and/or the Bank, as indicated below, (each a “Party” and together the “Parties”) represent and warrant as to itself only and not as to the other Party as follows:

a. This Agreement and the Obligations have been duly authorized and this Agreement when executed and the Obligations when issued in accordance with Instructions, will be valid, legal and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.  This Agreement has been duly authorized and when executed will be a valid, legal and binding obligation of the Bank, enforceable against the Bank in accordance with its terms;

b. The Issuer represents and warrants that this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for money borrowed to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, or (ii) result in any violation of the provisions of the articles of incorporation or the by-laws of the Issuer (or equivalent corporate formation and governance documentation).

c. Each of the Issuer and the Bank, respectively, represents and warrants that this Agreement and the consummation of the transactions herein contemplated will not result in any violation of any statute or any order, rule or regulation of any court or government agency, regulatory authority or body of any country having jurisdiction over the Issuer or the Bank, as applicable, or any of their respective properties;

d. The Issuer represents and warrants that no consent, approval, authorization, order, registration or qualification of or with any court, or governmental agency, regulatory authority or body of any country having jurisdiction over the Issuer or any of its properties is required for the issuance or sale of the Obligations, except such as have been, or will have been obtained prior to the issuance or sale of the Obligations, and such consents, approvals, authorizations, registrations or qualifications as may be required under “blue sky” or state securities laws, or insurance laws or by any regulatory authority in connection with the issuance and/or sale of the Obligations by the Issuer; and

e. The Issuer represents and warrants that each Obligation will be exempt from registration under the Securities Act of 1933, as amended.  Each Instruction provided by the Issuer or related Authorized Persons to issue Obligations under this Agreement shall be deemed a representation and warranty by the Issuer as of the date thereof that the representations and warranties herein are true and correct as if made on and as of such date.

Section 12.        Compensation

The Issuer agrees to pay such compensation for the Bank’s issuing and paying agent services pursuant to this Agreement in accordance with the Bank’s schedule of fees, as amended from time to time (subject to prior written notification delivered to the Issuer not less than thirty (30) days prior to the effective date of any amendment) dated May 13, 2016 and executed by the Issuer with respect to such fees. All payments to the Bank under this Agreement shall be made gross of any tax (with appropriate gross-up for withholding taxes). Notwithstanding anything herein to the contrary, the Bank shall only debit fees that remain unpaid for sixty (60) days or more to the extent the Issuer has excess cash flow from operations or has received funds with respect to such obligation which may be used to make such payment and which funds or excess cash flow are not required to pay when due any outstanding Obligations with respect to the Notes of the Issuer.  Any amount which the Issuer does not pay pursuant to the operation of the preceding sentence shall not constitute a claim under the Bankruptcy Code against the Issuer for any such insufficiency unless and until the Issuer does have such excess cash flow or excess funds. The provisions of this Section 12 shall survive (i) the Bank’s resignation or removal as the issuing and paying agent hereunder and (ii) the termination of this Agreement.

Section 13.        Indemnification

a. The Issuer agrees that, except in the case of gross negligence or willful misconduct by the Bank, the Bank shall not be liable for any losses, damages, liabilities or costs suffered or incurred by the Issuer in relation to this Agreement.   The Issuer agrees that in any case in which the Bank may be liable as a result of the Bank’s gross negligence or willful misconduct, the Bank will only be liable up to an amount equal to the aggregate of the fees paid by the Issuer to the Bank in respect hereof plus any amount of indemnification previously received by the Bank from the Issuer in accordance with the provisions hereof.  The Issuer, in the absence of gross negligence or willful misconduct by the Bank, agrees to indemnify the Bank and hold it harmless from and against (x) any and all actions, claims (groundless or otherwise), suits, losses, fines and penalties arising out of the Bank’s having executed this Agreement or otherwise having performed any of its obligations hereunder and (y) any damages, costs, expenses (including reasonable legal fees and disbursements), losses or liabilities relating to any such actions, claims, suits, losses, fines or penalties or to any breach of this Agreement by the Issuer.

b. Notwithstanding any contrary provision herein, neither the Bank nor its affiliates, suppliers, contractors, service providers, directors, officers, employees and agents will be liable for any damages, including without limitation, direct or indirect, incidental, special, consequential, exemplary or punitive damages arising out of or in any way related to this Agreement or IPASS, including the delivery of, or the implementation of Instructions as delivered, through IPASS, whether based on contract, tort, strict liability or otherwise.  This provision applies without limitation to any damages or injury arising from any failure of performance, error, omission, interruption, deletion, defect, delay in operation or transmission, computer virus, line system failure, file corruption, network or system outage, or loss, use or modification of content or data, even if advised of the possibility of such damages.  No third party, including but not limited to any Authorized Person, shall have any right to or claim for indemnification from the Bank under this Agreement.

c. This Section 13 shall survive any termination of this Agreement and the issuance and payment of the Obligations.

Section 14.        Termination

a. This Agreement shall terminate on the date that is the earlier of (i) the date on which the Certificate Agreement is no longer in place for whatever reason and (ii) the date on which the Bank or the Issuer has terminated this Agreement in accordance with this Section 14.

b. The Bank may terminate this Agreement at any time with not less than thirty (30) day’s prior written notice to the Issuer.  The Issuer may terminate this Agreement at any time by not less than thirty (30) days’ prior written notice to the Bank.  In the event this Agreement is terminated by the Issuer, the Issuer shall bear any reasonable costs related to the transfer or completion of the Bank’s responsibilities hereunder.

c. No termination of this Agreement shall affect the rights and obligations of the Issuer and the Bank which have accrued under this Agreement prior to such termination.  In the event of termination of this Agreement, for any reason, the Bank agrees that it shall cooperate with the Issuer or its designee for the orderly transition of services hereunder; provided, however, that nothing herein shall be construed as requiring the Bank to continue meeting its obligations hereunder until such time as a replacement for the Bank is appointed by the Issuer.  This Section 14 shall survive any termination of this Agreement and the issuance and payment of the Obligations.

Section 15.        Addresses

a. Instructions hereunder shall be mailed, faxed, emailed, or transmitted via IPASS or DTC PIM to the Bank at the address, facsimile number, or email address specified below, as applicable, and shall be deemed delivered upon actual receipt by the Bank’s Commercial Paper Issuance Operations at the address, facsimile number or e-mail address specified below:

Bank of America, National Association

135 South LaSalle Street

IL4-135-18-11

Chicago, Illinois 60603

Attn:  IPA Services

Telephone: (312) 992-7990

Facsimile: (866) 940-0414

Email:  IPA.US@baml.com

b. All notices, requests, demands and other communications hereunder (excluding Instructions) shall be in writing and shall be deemed to have been duly given (i) upon delivery by hand (against receipt), or (ii) by United States Post Office registered mail (against receipt) or by regular mail (when mailed) to the Party, in each case at the address set forth below or at such other address as either party may designate by written notice:

(A)        The Issuer:

Avangrid, Inc.

70 Farm View Drive

New Gloucester, ME 04260

Attn:  Kathleen G. Powers

Telephone: 207-688-4338

Facsimile: 207-688-6118

Email: kathleen.powers@iberdrolausa.com

(B)        The Bank:

Bank of America, National Association

135 South LaSalle Street

IL4-135-05-07

Chicago, Illinois  60603

Attn:  IPA Services

Telephone: 980-388-7051

Email: ipa.us@baml.com

Facsimile:

Section 16.        Funds Held on Account; No Interest Earned

Funds received by the Bank in accordance with the issuance of Obligations or payments on the Obligations shall be held pursuant to this Agreement until such time as it is transferred in accordance with relevant Instructions or this Agreement.  The Bank shall not be liable for interest on any funds received, or held by, it hereunder.

Section 17.        Miscellaneous

a. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York and, as applicable, operating circulars of the Federal Reserve Bank, federal laws and regulations as amended, New York Clearing House rules, the DTC Rules, and general commercial bank practices applicable to commercial paper issuance and payment, funds transfer and related activities.

b. The Issuer and the Bank irrevocably agree that the courts of the United States federal courts or the courts of the State of New York sitting in the Borough of Manhattan are to have jurisdiction to settle any disputes or determine any proceedings (respectively, “Disputes” and “Proceedings”) which may arise out of or in connection with this Agreement, any Instructions or any Obligations and that accordingly any Proceeding or Dispute so arising may be brought in such courts.  Each of the Issuer and the Bank irrevocably and unconditionally waive and agrees not to raise any objection which it may have now or subsequently to the laying of the venue of any Disputes or Proceedings in the courts of New York and any claim that any Disputes or Proceedings have been brought in an inconvenient forum and further irrevocably and unconditionally agrees that a judgment in any Disputes or Proceedings brought in the courts of New York shall be conclusive and binding upon the Issuer and the Bank and may be enforced in the courts of any other jurisdiction.  Nothing in this clause shall limit any right to take Disputes or Proceedings against the Issuer in any other court of competent jurisdiction, nor shall the taking of Disputes or Proceedings in one or more jurisdictions preclude the taking of Disputes or Proceedings against the Issuer in any other jurisdiction, whether concurrently or not.

c. This Agreement may not be assigned by the Issuer and may not be modified, or amended or supplemented except by a writing or writings duly executed by the duly authorized representatives of the Issuer and the Bank.

d. Neither Party will use the other’s name or refer to the other Party, directly or indirectly, in any solicitation, marketing material, advertisement, news release or other release to any publication without receiving the other Party’s specific prior written approval for each such use or release.

e. No failure or delay on the part of any Party in exercising any power of right under this Agreement shall operate as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise of any other power or right. Any such waiver shall be effective only in the specific instance and for the purpose for which it is given.

f. This Agreement, together with the exhibits attached hereto, contains the entire understanding and agreement between the Bank and the Issuer with respect to the Obligations.  All prior agreements, understandings, representations, statements, promises, inducements, negotiations, and undertakings and all existing contracts previously executed between the Bank and the Issuer with respect to the Obligations are superseded in whole hereby.

g. With respect to all references herein to nouns, insofar as the context requires, the singular form shall be deemed to include the plural, and the plural form shall be deemed to include the singular.  Titles to Sections of this Agreement are included for convenience of reference only and shall be disregarded in construing the language contained in this Agreement.

h. In no event shall the Bank be liable for any failure or delay in the performance of its obligations hereunder because circumstances beyond the Bank’s control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action, including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the services contemplated by this Agreement. The Bank has no responsibility if DTC fails to perform in any respect.

i. Following its receipt of written request of the Issuer, the Bank shall provide the Issuer with information the Bank has with respect to any Obligations issued and paid hereunder.  In addition, the Bank agrees to cooperate with the Issuer with respect to any matter directly or indirectly related to examinations, audits, inspections, and other regulatory proceedings performed by internal or external auditors of the Issuer or by any regulatory agency with jurisdiction over the Issuer.  All costs and expenses (including reasonable legal expenses) incurred by the Bank in conjunction with this clause (i) of Section 17 shall be promptly reimbursed by the Issuer upon written demand to the Issuer by the Bank.

j. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same Agreement. This Agreement, signed and transmitted by facsimile or Portable Document Format (PDF), is to be treated as an original document and the signature of any party hereon, if so transmitted, is to be considered as an original signature, and the document so transmitted is to be considered to have the same binding effect as a manually executed original.

k. The Issuer shall deliver to the Bank a duly executed Corporate Resolution or such other documentation of such officer’s authorization to open accounts and execute agreements and/or act on behalf of the Issuer as the Bank may reasonably require.

l. The Bank is authorized to withhold and remit any taxes in accordance with applicable law and will not be required to pay any additional amounts in respect of such withholding.

m. Clauses (a), (b), (d), (g), (h) and (i) of this Section 17 shall survive any termination of this Agreement and the issuance and payment of the Obligations.

[Signature page follows]

In witness whereof, the Bank and the Issuer have caused this Agreement to be executed on their behalf by their respective officers thereto duly authorized as of the day and year first above written.

Bank of America, National Association		Avangrid, Inc.

Signature:	/s/ Maria C. Muneton	Signature:	/s/ Howard A. Coon

Name:	Maria C. Muneton	Name:	Howard A. Coon

Title:	Vice President	Title:	Treasurer – Avangrid Service Company

Date:	May 12, 2016	Date:	May 13, 2016

		Signature:	/s/ Fausto Gentile

		Name:	Fausto Gentile

		Title:	Asst. Controller – Avangrid Service Company

		Date:	May 13, 2016

Table of Contents

Exhibit A - “DTC Master Note”

Exhibit B - “DTC Certificate Agreement”

Exhibit C - “DTC Letter of Representations”

Exhibit D - “Certificate of Authorized Persons”

Exhibit E - “IPASS Enrollment Form”

Exhibit F - “Standing Instruction Form”

Other required documents

Federal law requires all financial institutions to obtain, verify and record information that identifies each Issuer for which an account is opened.  This information may include, but not be limited to, the Issuer’s legal entity name, business address and tax or employer identification number.

W-9

Signed Fee Schedule

Executed Secretary’s Certificate or Corporate Resolution or such other evidence of such authorization to open accounts and execute agreements

If you employ a Dealer, for this Book Entry Obligation, please supply a document, e.g., signed Dealer Agreement, or a letter on your letterhead indicating the Dealer has authority to provide Instructions for this Book Entry Obligation.

Exhibit A:  DTC Master Note

The Depository Trust Company

A subsidiary of The DepositoryTrust & Clearing Corporation

CORPORATE COMMERCIAL PAPER-MASTER NOTE

May 13, 2016
(date of Issuance)

Avangrid, Inc. (“Issuer”), for value received, hereby promises to pay to Cede & Co., as nominee of The Depository Trust Company, or to registered assigns: (I) the principal amount, together with unpaid accrued interest thereon, if any, on the maturity date of each obligation identified on the records of Issuer (the “Underlying Records”) as being evidenced by this Master Note, which Underlying Records are maintained by Bank of America, N.A. (“Paying Agent”); (ii) interest on the principal amount of each such obligation that is payable in installments, if any, on the due date of each installment, as specified on the Underlying Records; and (iii) the principal amount of each such obligation that is payable in installments, if any, on the due date of each installment, as specified on the Underlying Records. Interest shall be calculated at the rate and according to the calculation convention specified on the Underlying Records. Payments shall be made by wire transfer to the registered Owner from Paying Agent without the necessity of presentation and surrender of this Master Note.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS MASTER NOTE SET FORTH ON THE REVERSE HEREOF.

This Master Note is a valid and binding obligation of Issuer.

Not Valid Unless Countersigned for Authentication by Paying Agent.

Bank of America, National Association		Avangrid, Inc.
(Paying Agent)		(Issuer)

By:	/s/ Maria C. Muneton	By:	/s/ Howard A. Coon
	(Authorized Countersignature)		(Authorized Countersignature)

		By	/s/ Fausto Gentile
(Authorized Countersignature)

(Reverse Side of Note)

At the request of the registered owner, Issuer shall promptly issue and deliver one or more separate note certificates evidencing each obligation evidenced by this Master Note. As of the date any such note certificate or certificates are Issued, the obligations which are evidenced thereby shall no longer be evidenced by this Master Note,

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto

(Name, Address, and Taxpayer Identification Number of Assignee)

the Master Note and all rights thereunder, hereby irrevocably constituting and appointing__________________________, attorney to transfer said Master Note on the books of Issuer with full power of substitution in the premises.

Date:
(Signature)

Signature(s) Guaranteed:
Notice: The signature on this assignment must correspond with the name as written upon the face of this Master Note, in every particular, without alteration or enlargement or any change whatsoever.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co, or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede .& Co, or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Exhibit B:  DTC Certificate Agreement

BOOK-ENTRY-ONLY MONEY MARKET INSTRUMENT

(MASTER NOTE AND/OR GLOBAL CERTIFICATE) PROGRAM

Certificate Agreement

This Agreement is dated as of June 17, 2003, by and between The Depository Trust Company (“DTC”) and LaSalle Bank National Association (“Custodian”).

Whereas, Custodian performs, as agent of the issuers, certain paying agency functions with respect to one or more issues of money market instrument notes issued under the programs listed on Exhibit A, as it may be amended in writing with the addition or deletion of a program from time to time by the parties (the “Securities”); and

Whereas, in order to enhance the efficiency of the processes for issuing and redeeming such Securities, Custodian has agreed to act as custodian of master note certificates and/or global certificates registered in the name of DTC’s nominee, Cede & Co., evidencing the Securities (the “Certificates”) and has established procedures to perform the services hereinafter set forth.

Now, therefore, in consideration of the representations, warranties, and covenants herein contained the parties agree as follows:

1. Custodian shall assure that each Certificate held pursuant to this Agreement shall be in registered form, registered in the name of Cede & Co., and shall bear the following legend:

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Custodian agrees that the foregoing provisions of this Paragraph constitute as to Custodian a timely written notice of an adverse claim by DTC as to each such Certificate regardless of whether the legend actually appears thereon.

2. Subsequent to the issuance of Certificates, Custodian shall hold the Certificates awaiting DTC’s instructions. On receipt of instructions from DTC, and except as hereinafter provided, Custodian shall deliver to DTC or as directed by DTC any or all Securities or Certificates held for DTC in accordance with such instructions.

3. Custodian shall confirm to DTC the amount of Securities evidenced by each Certificate on a daily or other periodic basis, as DTC may reasonably request.

4. As between DTC and Custodian (including, without limitation, its creditors, lien holders, and pledgees), the Securities evidenced by a Certificate and such Certificate shall be deemed to be the sole property of DTC. Custodian shall not by reason of any provision of this Agreement or the delivery to it of Securities in connection with their issuance obtain any legal or equitable right, title, or interest in or to Securities evidenced by such Certificate.

5. Custodian shall itself at all times hold all Certificates in one of its secured areas.

6. (a) Notwithstanding any event whatsoever, other than an event described in subparagraph (b) of this Paragraph or in the proviso to Paragraph 8, Custodian shall, upon the request of DTC, deliver or make available to DTC any or all Securities or Certificates within 24 hours after receipt of such request, except that Custodian shall not be required hereby to deliver or make available Securities or Certificates to DTC on a day that Custodian is not open for business.

(b) Custodian shall notify DTC immediately after it determines that any Securities or Certificates received by it from the issuer, deliverable by it to DTC, or held by it pursuant to the provisions of this Agreement has apparently been lost, destroyed, wrongfully taken, or is unaccounted for by Custodian (each, a “Missing Security”). Custodian shall promptly replace any Missing Security without cost to DTC.

7. Custodian represents and warrants that it is insured under an insurance policy in the form of Financial Institution Bond Standard Form 24, or similar coverage, in the amount of $ 500,000,000.00 with a deductible of $ 2,500,000.00, which Custodian reasonably believes to be adequate to cover all losses under all programs that Custodian has and shall have with DTC. Custodian will deliver promptly to DTC, if DTC so requests, a writing signed by its insurance broker or agent which evidences the existence of such insurance coverage in such amount and with such deductible, and Custodian covenants and agrees to maintain at its expense such insurance (or a comparable plan of insurance) in no less amount, no greater deductible, and with like coverage during the term of this Agreement, subject to its right to cancel, decrease, or limit the same. Custodian shall notify DTC promptly in writing of any material changes in such insurance coverage. Custodian shall, prior to the first anniversary of the date of this Agreement and prior to each succeeding anniversary of this Agreement during its term, deliver promptly to DTC, if DTC so requests, a writing signed by its insurance broker or agent which shall evidence the amount, deductible, and coverage of Custodian’s insurance and shall state whether or not such insurance is equivalent to financial Institution Bond Standard Form 24. Custodian agrees that whenever Custodian ships Securities or Certificates to DTC, Custodian shall either provide adequate insurance coverage or require such coverage from the carrier of the Securities or Certificates; such coverage to cover losses of Securities or Certificates while in transit and until received. Custodian shall, if DTC so requests, promptly furnish DTC with documentation evidencing the amount, deductible, and coverage of the insurance provided by Custodian for any such shipment of Securities and Certificates.

8. Custodian agrees that it shall not for any reason, including the assertion of any claim, right, or lien of any kind, refuse or refrain from delivering any Securities or Certificates to or as directed by DTC in accordance with the terms of this Agreement; provided, however, that if Custodian shall be served with a notice of levy, seizure, or similar notice, order, or judgment, issued or directed by a governmental agency or court, or an officer thereof, having jurisdiction over Custodian, which on its face affects Securities evidenced by Certificate in the possession of Custodian pursuant to the provisions hereof, Custodian may, pending further direction of such governmental agency or court, refuse or refrain from delivery or making available to DTC in contravention of such notice or levy, seizure, or similar notice, order, or judgment, Securities not greater in amount than the Securities which are affected by such notice of levy, seizure, or similar notice, order, or judgment on the face thereof.

9. Custodian may act relative to this Agreement in reliance upon advice of counsel in reference to any matters connected with its duties under this Agreement, and shall not be liable for any mistake of fact or error of judgment, or for any acts or omissions to act of any kind, unless caused by its own negligence.

10. Custodian may at any time, without any resulting liability to itself, act under this Agreement in reliance upon the signature of any person who it reasonably believes has authority to act for DTC with respect to this Agreement, but Custodian shall not be required so to act, and may in its discretion at any time require such evidence of the authenticity of such signature and of the authority of the person acting for DTC as may be satisfactory to Custodian.

11. So long as this Agreement remains in effect as to any issue of Securities, Custodian shall furnish to DTC as soon as available a copy of any report on the adequacy of Custodian’s internal accounting control procedures relating to the safeguarding of securities in its custody prepared for any regulatory agency by Custodian’s independent outside auditor.

12. This Agreement may be terminated by either party upon ten business days’ prior written notice to the other party. In the event of the termination of this Agreement or the termination hereunder of this Agreement as to issues of Securities evidenced by specific Certificates, it shall be deemed that Custodian has received as of the time of such termination a request by DTC within the meaning of Paragraph 6(a) with regard to: (i) all Securities or Certificates subject hereto if this Agreement is terminated; or (ii) the specific Securities or Certificates in respect of which this Agreement shall terminate.

13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

14. All notices, instructions, requests, and other communications required or contemplated by this Agreement shall be in writing, shall be delivered by hand or sent, postage prepaid, by certified or registered mail, return receipt requested, and shall be addressed to Custodian at 135 S. LaSalle St., Suite 1625, Chicago, IL 60603, Attn: CDO Trust Services Department, and to DTC at 49th Floor; 55 Water Street; New York, NY 10041-0099, Attn: General Counsel. Notice given as aforesaid shall be deemed given upon the receipt thereof. Either party may change the address to which notices shall be sent upon notice to the other in the manner hereinabove provided.

15. (a) Custodian agrees to indemnify and hold harmless DTC from and against any and all losses, liabilities, claims, penalties, charges, and expenses (including reasonable counsel fees and expenses) suffered or incurred by or asserted or assessed against DTC by reason of Custodian’s negligent action or negligent failure to act; provided, however, that should Custodian be held to be negligent hereunder and should DTC be held to have been contributorily negligent in connection therewith, then the aforementioned liability shall be shared between Custodian and DTC in such proportion as may be set forth in any decision of a court or other tribunal having jurisdiction, unless Custodian and DTC shall agree in writing to share such liability in a different proportion.

(b) DTC agrees to indemnify and hold harmless Custodian from and against any and all losses, liabilities, claims, taxes, assessments, penalties, charges, and expenses (including reasonable counsel fees and expenses) suffered or incurred by or asserted or assessed against Custodian by reason of any action pursuant to this Agreement or following the instructions of DTC in connection with the performance of its duties under this Agreement where Custodian has acted in good faith and without negligence; provided, however, that should Custodian be held to be negligent hereunder and should DTC be held to have been contributorily negligent in connection therewith, then the aforementioned liability shall be shared between Custodian and DTC in such proportion as may be set forth in any decision of a court or other tribunal having jurisdiction, unless Custodian and DTC shall agree in writing to share such liability in a different proportion.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

LaSalle Bank National Association		THE DEPOSITORY TRUST COMPANY
(Custodian)		(DTC)

By:	/s/ Doug Hart	By:	/s/ Denise Russo

Title:	Senior Vice President

Exhibit C:  DTC Letter of Representations

The Depository Trust Company

A subsidiary of The Depository Trust & Clearing Corporation

Book-Entry-Only Corporate Commercial

Paper(Master Note) Program

Letter of Representation

[To be Completed by Issuer, Issuing Agent, and Paying Agent]

Avangrid, Inc.

[Name of Issuer]

Bank of America, N.A. Participant No. 1581

[Name and DTC Participant Number of Issuing Agent and Paying Agent]

May 13, 2016
(date of Issuance)

Attention: ‘Underwriting Department

The Depository Trust Company 57.0

Washington Blvd, 4th FL

Jersey City, NI: 073 1 0

Re: Private Placement of up to $1,000,000,000 of unsecured notes outstanding at any time pursuant to the exemption from registration provided by sect 4(a)(2) of the Securities Act of 1933 as amended

[Description of program, including reference to the provision of the Securities Act of 1933, as amended, pursuant to which Program is exempt from registration.]

Ladies and Gentlemen:

This letter sets forth our understanding with respect to certain matters relating to the issuance by Issuer from time to time of notes under its Commercial Paper program described above (the “Securities”). Issuing Agent shall act as issuing agent with respect to the Securities. Paying Agent shall act as paying agent or other such agent of Issuer with respect to the Securities, Issuance of the Securities has been authorized pursuant to a prospectus supplement, offering circular, or other such document authorizing the issuance of the Securities dated May 13, 2016.

Paying Agent has entered into a Money Market Instrument or Commercial Paper Certificate Agreement with The Depository Trust Company (“DTC”) dated as of June 17, 2003, pursuant to which Paying Agent shall act as custodian of a Master Note Certificate evidencing the Securities, when issued. Paying Agent shall amend Exhibit A to such Certificate Agreement to include the program described above, prior to issuance of the Securities.

To induce DTC to accept the Securities as eligible for deposit at DTC and to apt in accordance with its Rules with respect to the Securities, Issuer, Issuing Agent, and Paying Agent make the following representations to DTC:

1. The Securities shall be evidenced by a Master Note Certificate in registered form registered in the name of DTC’s nominee, Cede & Co., and such Master Note Certificate shall represent 100% of the principal amount of the Securities. The Master Note Certificate shall include the substance of all material provisions set forth in the DTC model Commercial Paper Master Note, a copy of which previously has been furnished to Issuing Agent and Paying Agent, and may include additional provisions as long as they do not conflict with the material provisions set forth in the DTC model.

2. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its participants (“Participants”) or to any person having an interest in the Securities any information contained in the Master Note Certificate; and (b) acknowledges that neither DTC’s. Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Master Note Certificate by virtue of submission of such Certificate to DTC.

3. For Securities to be issued at a discount from the face value to be paid at maturity (“Discount Securities”), Issuer or Issuing Agent has obtained from the CUSIP Service Bureau a written list of two basic six-character CUSIP numbers (each of which uniquely identifies Issuer and two years of maturity dates for the Discount Securities to be issued under its Commercial Paper program described above). The CUSIP numbers on such list have been reserved for future assignment to issues of the Discount Securities based on the Maturity year of the Discount Securities and will be perpetually reassignable in accordance with DTC’s Procedures, including Operational Arrangements and the Issuing/Paying Agent General Operating Procedures (the “NM Procedures”), a copy of which previously has been furnished to Issuing Agent and Paying Agent.

For Securities to be issued at face value with interest to be paid at maturity only or periodically (“Interest Bearing Securities”), Issuer or Issuing Agent has obtained from the CUSIP Service Bureau a Written list of approximately 900 nine-character numbers (the basic first six characters of which are the same and uniquely identify Issuer and the Interest Bearing Securities to be issued under its Commercial Paper program described above). The CUSIP numbers on such list have been reserved for future assignment to issues of the Interest Bearing Securities. At any time when fewer than 100 of the CUSIP numbers on such list remain unassigned, Issuer or Issuing Agent shall promptly obtain from the CUSIP Service Bureau an additional written list of approximately 900 such numbers.

4. When Securities are to be issued through DTC, Issuing Agent shall notify Paying Agent and shall give issuance instructions to DTC in accordance with the MMI Procedures. The giving of such issuance instructions, which include delivery instructions, to DTC shall constitute: (a) a representation that the. Securities are issued in accordance with applicable law; and (b) a confirmation that the Master Note Certificate evidencing such Securities, in the form described in paragraph 1, has been issued and authenticated.

5. All notices and payment advises sent to DTC shall contain the CUSIP number of the Securities.

6. Issuer recognizes that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the Securities with the following, as amended from time to time: (a) any exemptions from registration under the Securities Act of 1933; (b) the Investment Company Act of 1940; (c) the Employee Retirement Income Security Act of 1974; (d) the Internal Revenue Code of 1986; (e) any rules of any Self-regulatory  organizations (as defined under the Securities Exchange Act of 1934); or (f) any other local, state, federal, or foreign laws or regulations thereunder.

7. Notwithstanding anything set forth in any document relating to a letter of credit facility, neither DTC nor Cede &.Co. shall have any obligations or responsibilities relating to the letter of credit facility, if any, unless such obligations or responsibilities-are expressly set forth herein.

8. If issuance of Securities through DTC is-scheduled to take place one or more days after Issuing Agent has given issuance instructions to DTC, Issuing Agent may cancel such issuance by giving cancellation instruction to DTC in accordance with the MMI Procedures.

9. At any time that Paying Agent has Securities in its DTC accounts, it may request withdrawal, of such Securities from DTC by giving a withdrawal instruction to DTC in accordance with the MMI Procedures. Upon DTC’s acceptance of such withdrawal instruction, Paying Agent shall reduce the principal amount of the Securities evidenced by the Master Note Certificate accordingly.

10. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer, Issuing Agent, or Paying Agent shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC’s Reorganization Department, Proxy Unit no fewer than 15 calendar days in advance of such record date. If sent by telecopy, such notice shall be directed to (212).855-5181 or (212) 855-5182. If the party sending the notice does not receive a telecopy receipt from DTC such party shall confirm DTC’s receipt of such telecopy by telephoning (212) 855-5187. For information regarding such notices, telephone The Depository Trust and Clearing Corporation’s Proxy hotline at (212)855-5191.

11. Paying Agent may .override DTC’s determination of interest and principal payment dates, in. accordance with the MMI Procedures.

12. Notice regarding the amount of variable interest and principal payments on the Securities shall be given to DTC by Paying Agent in accordance with the MMI Procedures.

13. All notices sent to DTC shall contain the CUSIP number of the Securities.

14. Paying Agent shall confirm with DTC daily, by CUSIP number, the face-value of the Securities outstanding, and Paying Agent’s corresponding interest and principal payment obligation, in accordance with the MMI Procedures.

15. DTC may direct Issuer, Issuing Agent, or Paying Agent to use any other number or address as the number or address to which notices or payments may be sent.

16. Payments on the Securities, including payments in currencies other than the U.S. Dollar, shall be made by Paying Agent in accordance with the MMI Procedures.

17. In the event that Issuer determines that beneficial owners of the Securities shall be able to obtain certificated Securities, Issuer, Issuing Agent, or Paying Agent shall notify DTC of the availability of certificates. In such event, Issuer, Issuing Agent, or Paying Agent shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

18. Issuer authorizes DTC to provide to Issuing Agent and/or Paying Agent listings of DTC Participants’ holdings, known as Security Position Reports (“SPRs”) with respect to the Assets from time to time at the request of Issuing Agent or Paying Agent. DTC charges a fee for such SPRs. This authorization, unless revoked by Issuer, shall continue with respect to the Assets while any Assets are on deposit at DTC, until and unless Issuing Agent and/or Paying Agent shall no longer be acting as Issuing and/or Paying Agent for Issuer. In such event, Issuer shall provide. DTC with similar evidence, satisfactory to DTC, of the authorization of any successor thereto so to act. Proxy Web Services are available at www.dtcc.com. To register for or inquire about Proxy Web Services, telephone The Depository Trust and Clearing Corporation’s Proxy Hotline at (212) 855-5191.

19. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer, Issuing Agent, or Paying Agent (at which time DTC will confirm with Issuer, Issuing Agent, or Paying Agent the aggregate amount of Securities outstanding by CUSIP number). Under such circumstances, at DTC’s request Issuer, Issuing Agent, and Paying Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any Participant having Securities credited to its DTC accounts.

20. Nothing herein shall be deemed to require Issuing Agent or Paying Agent to advance funds on behalf of Issuer.

21. This Letter of Representations may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument.

22. his Letter of Representations shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of law.

23. The sender of each notice delivered to DTC pursuant to this Letter of Representations is responsible for confirming that such notice was properly received by DTC.

24. Issuing and/or Paying Agent represent to DTC that the Issuing and/or Paying Agent screened the name of the party in whose name a deposited Security certificate is registered against the U.S. Department of the Treasury’s Office of the Office of Foreign Asset Control’s (“OFAC”) Specially Designated Nationals Blocked Persons List (“SDN List) and against OFAC’s regulations and that there were no matches identified by such comparison. Issuer is prohibited from submitting Securities for DTC eligibility if the issuer of the securities is listed on the OFAC’s SDN List, or is incorporated or formed in a country that is subject to OFAC sanctions or embargoes, or otherwise subject to sanctions administered by OFAC.

25. Issuer, Issuing Agent and Paying Agent shall comply with the applicable requirements stated in DTC’s MMI Procedures, as they may be amended from time to time.

26. The following riders, attached hereto, are hereby incorporated into this Letter of Representations:

[The remainder of this page was intentionally left blank.]

Schedule A contains statements that DTC believes accurately describe DTC, the method of effecting book-ently transfer of securities distributed through DTC, and certain related matters.
Very truly yours,

Avangrid, Inc.
[Issuer]
	By:	/s/ Howard A. Coon
[Authorized Officer’s Signature]

	By:	/s/ Fausto Gentile
[Authorized Officer’s Signature]

Bank of America, N.A.
[Issuing Agent]

	By:	/s/ Maria C. Muneton
[Authorized Officer’s Signature]

Bank of America, N.A.
[Paying Agent]

	By:	/s/ Maria C. Muneton
[Authorized Officer’s Signature]

SCHEDULE A

SAMPLE OFFERING DOCUMENT LANGUAGE

DESCRIBING BOOK-ENTRY-ONLY ISSUANCE

(Prepared by DTC-bracketed material may be applicable only to certain issues)

1. The Depository Trust Company (“DTC”), New York, NY, will act as securities depository for the securities (the “Securities”), The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC, [If, however, the aggregate principal amount of [any] issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

2. DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments (from over 100 countries) that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating of AA+. The DTC Rules applicable to its Participants are on file with the Securities and Exchange Commission. More information about DTC can be found at www.dtcc.com.

3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC’s records, The ownership interest of each actual purchaser of each Security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

4. To facilitate subsequent transfers, all Securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of Securities with DTC and their registration in the name of Cede & Co, or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. [Beneficial Owners of Securities may wish to take certain steps to augment the transmission to them of notices of significant events with respect to the Securities, such as redemptions, tenders, defaults, and proposed amendments to the Security documents. For example, Beneficial Owners of Securities may wish to ascertain that the nominee holding the Securities for their benefit has agreed to obtain and transmit notices to Beneficial Owners. In the alternative, Beneficial Owners may wish to provide their names and addresses to the registrar and request that copies of notices be provided directly to them.]

[6. Redemption notices shall be sent to DTC. If less than all of the Securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

7. Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to Securities unless authorized by a Direct Participant in accordance with DTC’s MMI Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

8. Redemption proceeds, distributions, and dividend payments on the Securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from Issuer or Agent, on payable date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC, Agent, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of Issuer or Agent, disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

[9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant’s interest in the Securities, on DTC’s records, to [Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC’s records and followed by a book-entry credit of tendered Securities to [Tender/Remarketing] Agent’s DTC account.]

10. DTC may discontinue providing its services as depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor depository is not obtained, Security certificates are required to be printed and delivered.

11. Issuer may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered to DTC.

12. The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

Exhibit D

Certificate of Authorized Persons

Name:	Name:

Title:	Title:

Phone:	Phone:

Facsimile:	Facsimile:

E-mail:	E-mail:

Signature:	Signature:

Authority Level:	Authority Level:
☐ Enter Instructions	☐ Enter Instructions
☐ Validate Instructions	☐ Validate Instructions
☐ Add DTC Participant Information	☐ Add DTC Participant Information

Name:	Name:

Title:	Title:

Phone:	Phone:

Facsimile:	Facsimile:

E-mail:	E-mail:

Signature:	Signature:

Authority Level:	Authority Level:
☐ Enter Instructions	☐ Enter Instructions
☐ Validate Instructions	☐ Validate Instructions
☐ Add DTC Participant Information	☐ Add DTC Participant Information

The Bank is authorized to comply with and rely upon any instructions or other communications believed by it to have been sent or given by the person or persons identified. The Issuer wants to perform:

☐ One validation step
☐ Two validation steps
☐ No validation steps

Approved By:

Name:

Date:

Exhibit E: IPASS Enrollment Form

Global Custody & Agency Services
IPASS Entitlements Form

Bank of America Merrill Lynch

Company Name:

User Information

User Name:

User Email:

User Phone:

User Type: ○ Admin ○ Operations

Address:

Address Line 1

Address Line 2

Address Line 3

City | State

Country | Zip Code

Please provide a question we can aske the User to verfiy identity:

Please provide the appropriate answer to that question:

Program Access Request

☐ All Progams ☐ Limit to the following programs:

Access Type Requested: ☐ View Only ☐ According to the Certificate of Authorized Persons

User Signature

The User, listed above, applied for the indicated services and specified programs and agrees that these services are governed by the Issuing and Paying Agent Agreement with Bank of America Merrill Lynch.

○ MM/DD/YY ○ DD/MM/YY

User Name (Print) | User Signature | Date Signed

Authorization

The undersigned is authorized to act on behalf of the Issuer for these purpsoes and designate authorized users.

○ MM/DD/YY ○ DD/MM/YY

Authorizer Name (Print) | Authorizer Signature | Date Signed

Authorizer Name (Print) | Authorizer Signature | Date Signed

BANK OF AMERICA MERRILL LYNCH USE ONLY

Organization: Admin Organization

Application	Enable	Default	Disable	Functional Group	Data Group
Central Admin	☐	☐	☐		
Common Depository	☐	☐	☐		
Europe IPA Services	☐	☐	☐		
U.S. IPA Services	☐	☐	☐

Exhibit F: Standing Instruction Form

Date: __, 2016

Bank of America Merrill Lynch

Global Custody and Agency Services

Attn:  IPA Services

135 South LaSalle Street

IL4-135-05-07

Chicago, IL 60603

Ladies and Gentlemen:

We refer you to the Issuing and Paying Agent Agreement (the “Agreement”), dated as of ___, 2016, among Avangrid, Inc. [“Issuer”], and Bank of America, National Association.  Capitalized terms used but not defined in this letter shall have the meanings given them in the Agreement.

We hereby request that you, in accordance with the terms and provisions of Section 6a(iv) of the Agreement, ,  prior to the close of business on each Issue Date, credit in immediately available funds the net proceeds of all delivered Obligations according to the following standing instruction:

Funds to be transferred from [“Issuer”] IPA Account		FOR BANK USE ONLY:
Account Name:		Abbreviation:
Destination Bank Name:	ABA#:	Desc Code:
City / State / Zip:		Payment Document:
Payee Account Number:	Payee Name:	Client #:

THIS STANDING INSTRUCTION WILL REVOKE ANY PRIOR STANDING INSTRUCTION PREVIOUSLY SUBMITTED FOR THE ACCOUNT IDENTIFIED ABOVE.  In the event standing funds transfer instructions are given to the Bank pursuant to the terms of the Agreement, regardless of the method used to transmit such instructions, such instructions must be given by an Authorized Person designated on Exhibit D.  Further, the Bank is authorized to obtain confirmation of such instructions by telephone call-back to an Authorized Person.  The Bank may rely upon the confirmation of anyone purporting to be the Authorized Person.  The Issuer agrees that the Bank may delay the initiation of the fund transfer until all security measures it deems to be necessary and appropriate have been completed for establishing the standing instruction and shall incur no liability for such delay.

Very truly yours,
Authorized Person Signature
Authorized Person Name

Authorized Person Signature
Authorized Person Name